UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2006
TEKELEC
(Exact name of registrant as specified in its charter)

California	0-15135	95-2746131

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina		27560

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     On July 6, 2006, Tekelec, a California corporation (the “Company”), completed the sale of all of the outstanding shares of capital stock (the “IEX Shares”) of IEX Corporation, a Nevada corporation and a wholly owned subsidiary of the Company (“IEX”), to NICE Systems Inc. (“NICE Systems”), a Delaware corporation and a wholly owned subsidiary of NICE-Systems Ltd., a company limited by shares organized under the laws of the State of Israel (“NICE”). IEX sells contact center products that provide workforce management and performance management solutions for single and multiple-site contact centers.
     The sale was consummated pursuant to the terms of a Stock Purchase Agreement dated as of April 27, 2006 by and between the Company and NICE and subsequently assigned by NICE to NICE Systems (the “Purchase Agreement”).
     The purchase price for the IEX Shares was determined by arm’s-length negotiations between the Company and NICE and was $200 million in cash paid at the closing, subject to a post-closing adjustment based on the working capital of IEX as of the closing date.
     Prior to the sale transaction, there was no material relationship between NICE and the Company (or any of the Company’s affiliates ) or, to the Company’s knowledge, any director or officer of the Company, or any associate of any such director or officer.
     The foregoing description of the sale transaction and of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which Exhibit is incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “Commission”) on May 3, 2006.
Item 2.02 Results of Operations and Financial Condition
     On July 12, 2006, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2006. The press release also included certain limited and preliminary information regarding the Company’s financial condition at June 30, 2006. The Company also announced in the press release that on July 12, 2006, the Company will file with the Commission its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.
     A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 furnished herewith shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits
(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months ended March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months ended March 31, 2005

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2005

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2004

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2003

Notes to Unaudited Condensed Consolidated Financial Statements
UNAUDITED PRO FORMA FINANCIAL INFORMATION
     The unaudited pro forma condensed financial information is filed as part of this Current Report on Form 8-K to reflect the disposition by the Company of its wholly owned subsidiary, IEX. As reported in Item 2.01 above, on July 6, 2006, the Company completed the sale of IEX to NICE Systems for $200 million in cash, subject to a post-closing adjustment based on the working capital of IEX as of the closing date.
     The IEX business has historically been a separate reportable segment of the Company and, accordingly, the sale of IEX meets the criteria for presentation as a discontinued operation or segment of a business under the provisions of Financial Accounting Standards Board No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” which the Company adopted on January 1, 2002. The Company will present the operating results of IEX as discontinued operations in the Company’s financial statements beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.
     The following unaudited pro forma condensed consolidated financial information reflects the pro forma impact of the sale of IEX on the Company’s financial position and results of operations for the historical periods presented. The unaudited pro forma condensed consolidated balance sheet is presented as of March 31, 2006 and reflects the historical financial position of the Company with pro forma adjustments to reflect the disposition of IEX as if the sale had been consummated on that date. The unaudited pro forma condensed consolidated statements of operations are presented for the three months ended March 31, 2006 and 2005 and for the years ended

December 31, 2005, 2004 and 2003, and reflect the Company’s historical results of operations with pro forma adjustments to reflect the disposition of IEX as if the sale had been consummated at January 1, 2003. Certain management assumptions are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with such notes, the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Commission on May 30, 2006, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, to be filed with the Commission on July 12, 2006.
     The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position.

TEKELEC
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2006

	Tekelec	Pro Forma		Pro Forma
	Historical	Adjustments		Total
	(in thousands)
Assets
Current assets:
Cash, cash equivalents and short-term investments	$245,268	$197,528	(1)	$442,796
Accounts receivable, net	134,289	(8,037	) (2)	126,252
Inventories	60,064	(660	) (2)	59,404
Deferred income taxes, net	37,708	(469	) (2)	37,239
Deferred costs, prepaid expenses and other current assets	100,385	(237	) (2)	100,148

Total current assets	577,714	188,125		765,839

Property and equipment, net	41,456	(326	) (2)	41,130
Investments in privately held companies	7,322	—		7,322
Deferred income taxes, net	63,636	—		63,636
Other assets	4,277	—		4,277
Goodwill	125,526	(9,698	) (2)	115,828
Intangible assets, net	55,090	—		55,090

Total assets	$875,021	$178,101		$1,053,122

Liabilities and Shareholders’ Equity
Current liabilities:
Trade accounts payable	$34,417	$(466	) (2)	$33,951
Accrued expenses, accrued payroll and related expenses	58,194	(1,853	) (2)	88,808
		4,775	(3)
		27,692	(4)
Short-term notes and current portion of notes payable	43	—		43
Current portion of deferred revenue	296,639	(22,715	) (2)	273,924

Total current liabilities	389,293	7,433		396,726
Long-term portions of notes payable and convertible debt	125,000	—		125,000
Deferred income taxes	1,638	—		1,638
Long-term portion of deferred revenues	8,632	—		8,632

Total liabilities	524,563	7,433		531,996

Shareholders’ equity:
Common stock	281,980	—		281,980
Retained earnings	69,157	170,668	(5)	239,825
Accumulated other comprehensive loss	(679)	—		(679)

Total shareholders’ equity	350,458	170,668		521,126

Total liabilities and shareholders’ equity	$875,021	$178,101		$1,053,122

See accompanying notes to unaudited pro forma condensed consolidated financial statements

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2006

	Tekelec	Pro Forma		Pro Forma
	Historical	Adjustments		Total
	(in thousands, except per share data)
Revenues	$107,466	$(13,362	) (6)	$94,104
Cost of sales	57,282	(3,567	) (6)	53,715

Gross profit	50,184	(9,795)		40,389
Operating expenses:
Research and development	36,550	(1,846	) (6)	34,704
Selling, general and administrative	41,046	(3,236	) (6)	37,810
Amortization of intangible assets	578	—		578
Restructuring	164	—		164

Total operating expenses	78,338	(5,082)		73,256

Loss from operations	(28,154)	(4,713)		(32,867)
Interest and other expenses, net	1,949	3	(6)	1,952

Loss from operations before provision for income taxes	(26,205)	(4,710)		(30,915)
Provision for income taxes	(9,696)	(1,757	) (6)	(11,453)

Net loss	$(16,509)	$(2,953)		$(19,462)

Loss per share:
Basic	$(0.25)			$(0.29)
Diluted	$(0.25)			$(0.29)
Weighted average number of shares outstanding:
Basic	66,833			66,833
Diluted	66,833			66,833
See accompanying notes to unaudited pro forma condensed consolidated financial statements

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2005

	Tekelec	Pro Forma		Pro Forma
	Historical	Adjustments		Total
	(in thousands, except per share data)
Revenues	$138,863	$(10,836	) (6)	$128,027
Cost of sales	44,222	(2,758	) (6)	41,464

Gross profit	94,641	(8,078)		86,563
Operating expenses:
Research and development	30,429	(1,421	) (6)	29,008
Selling, general and administrative	37,873	(3,162	)(6)	34,711
Amortization of intangible assets	879	—		879
Restructuring	257	—		257

Total operating expenses	69,438	(4,583)		64,855

Income from operations	25,203	(3,495)		21,708
Interest and other expenses, net	(1,522)	42	(6)	(1,480)

Income from operations before provision for income taxes	23,681	(3,453)		20,228
Provision for income taxes	10,988	(1,288	) (6)	9,700

Net income before minority interest	12,693	(2,165)		10,528
Minority interest	4,782	—		4,782

Net income	$17,475	$(2,165)		$15,310

Earnings per share:
Basic	$0.27			$0.23
Diluted	$0.24			$0.21
Weighted average number of shares outstanding:
Basic	65,598			65,598
Diluted	74,407			74,407
See accompanying notes to unaudited pro forma condensed consolidated financial statements

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2005

	Tekelec	Pro Forma		Pro Forma
	Historical	Adjustments		Total
	(in thousands, except per share data)
Revenues	$536,909	$(50,404	) (6)	$486,505
Cost of sales	252,208	(13,145	) (6)	239,063

Gross profit	284,701	(37,259)		247,442
Operating expenses:
Research and development	125,664	(6,430	) (6)	119,234
Selling, general and administrative	161,146	(13,005	) (6)	148,141
Amortization of intangible assets	2,887	—		2,887
Acquired in-process research and development	3,573	—		3,573
Restructuring	7,735	—		7,735
Impairment of Goodwill	27,245	—		27,245

Total operating expenses	328,250	(19,435)		308,815

Loss from operations	(43,549)	(17,824)		(61,373)
Interest and other expenses, net	(573)	78	(6)	(495)

Loss from operations before provision for income taxes	(44,122)	(17,746)		(61,868)
Provision for income taxes	(133)	(6,619	) (6)	(6,752)

Net loss before minority interest	(43,989)	(11,127)		(55,116)
Minority interest	10,248	—		10,248

Net loss	$(33,741)	$(11,127)		$(44,868)

Loss per share:
Basic	$(0.51)			$(0.68)
Diluted	$(0.51)			$(0.68)
Weighted average number of shares outstanding:
Basic	66,001			66,001
Diluted	66,001			66,001
See accompanying notes to unaudited pro forma condensed consolidated financial statements

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2004

	Tekelec	Pro Forma		Pro Forma
	Historical	Adjustments		Total
	(in thousands, except per share data)
Revenues	$368,855	$(41,946	) (6)	$326,909
Cost of sales	143,481	(10,562	) (6)	132,919

Gross profit	225,374	(31,384)		193,990
Operating expenses:
Research and development	99,741	(6,036	) (6)	93,705
Selling, general and administrative	118,783	(12,510	) (6)	106,273
Amortization of intangible assets	2,505	—		2,505
Acquired in-process research and development	14,200	—		14,200
Restructuring	1,666	—		1,666

Total operating expenses	236,895	(18,546)		218,349

Loss from operations	(11,521)	(12,838)		(24,359)
Interest and other income, net	30,864	(53	) (6)	30,811

Income from operations before provision for income taxes	19,343	(12,891)		6,452
Provision for income taxes	22,929	(4,808	) (6)	18,121

Income before minority interest	(3,586)	(8,083)		(11,669)
Minority interest	21,765	—		21,765

Net income	$18,179	$(8,083)		$10,096

Earnings per share:
Basic	$0.29			$0.16
Diluted	$0.27			$0.15
Weighted average number of shares outstanding:
Basic	63,131			63,131
Diluted	66,322			66,322
See accompanying notes to unaudited pro forma condensed consolidated financial statements

TEKELEC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2003

	Tekelec	Pro Forma		Pro Forma
	Historical	Adjustments		Total
	(in thousands, except per share data)
Revenues	$253,451	$(35,350	) (6)	$218,101
Cost of sales	86,304	(9,929	) (6)	76,375

Gross profit	167,147	(25,421)		141,726
Operating expenses:
Research and development	74,841	(6,161	) (6)	68,680
Selling, general and administrative	79,221	(16,434	) (6)	62,787
Amortization of intangible assets	1,900	—		1,900
Acquired in-process research and development	2,900	—		2,900

Total operating expenses	158,862	(22,595)		136,267

Income from operations	8,285	(2,826)		5,459
Interest and other income, net	(2,118)	(188	) (6)	(2,306)

Income from operations before provision for income taxes	6,167	(3,014)		3,153
Provision for income taxes	13,734	(1,124	) (6)	12,610

Loss before minority interest	(7,567)	(1,890)		(9,457)
Minority interest	21,607	—		21,607

Net income from continuing operations	$14,040	$(1,890)		$12,150

Earnings per share:
Basic	$0.23			$0.20
Diluted	$0.22			$0.19
Weighted average number of shares outstanding:
Basic	61,163			61,163
Diluted	62,911			62,911
See accompanying notes to unaudited pro forma condensed consolidated financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     The unaudited pro forma condensed consolidated financial statements included herein have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in the financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.
A. BASIS OF PRO FORMA PRESENTATION
     On April 27, 2006, Tekelec (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to sell to NICE-Systems Ltd. or to its wholly owned subsidiary (“NICE”), all of the outstanding shares of capital stock (the “IEX Shares”) of IEX Corporation (“IEX”), the Company’s wholly owned subsidiary. The Purchase Agreement stipulated a sales price of $200 million in cash, subject to a post-closing adjustment based on the working capital of IEX as of the closing date. For a more complete description of the terms of the transaction, please refer to Item 2.01 above and to the Purchase Agreement, which is incorporated by reference as an exhibit to this Current Report on Form 8-K. The sale of the IEX Shares closed on July 6, 2006 (the “Disposition”). For purposes of the pro forma financial statements presented herein, the Company’s estimated sales price for IEX is $198 million, which is based solely on working capital as of March 31, 2006 (and not the July 6, 2006 closing date) and reflects an estimated working capital purchase price adjustment of approximately $2 million as of the assumed date. Tekelec will present the operating results of IEX as discontinued operations in its financial statement disclosures beginning with its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. The unaudited proforma condensed financial information is presented herein because IEX has not been presented as discontinued operations in the Company’s consolidated financial statements for periods preceding the signing of the Purchase Agreement. As a result, the historical results have been adjusted on a pro forma basis to give effect to the Disposition.
     The unaudited pro forma condensed consolidated balance sheet as of March 31, 2006 was prepared using the historical consolidated condensed balance sheet data for the Company and adjustments as if the Disposition had been consummated on March 31, 2006. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2006 and 2005 and the years ended December 31, 2005, 2004 and 2003 give effect to the Disposition as if it had occurred as of January 1, 2003.
B. PRO FORMA ADJUSTMENTS
     The unaudited pro forma condensed consolidated balance sheet and statements of operations give effect to the following pro forma adjustments:
Balance Sheet
(1)	To reflect estimated net cash proceeds of approximately $198 million from the sale of IEX as if the Disposition had occurred on March 31, 2006.

(2)	To reflect the elimination of the accounts associated with IEX that are included in the historical consolidated financial statements of the Company and transferred to NICE in the Disposition.

(3)	To reflect estimated legal, consulting and other costs directly associated with the Disposition.

(4)	To reflect the estimated income tax liability related to the estimated gain on the Disposition.

(5)	To reflect the estimated after-tax net gain of approximately $171 million related to the Disposition. The actual net gain to be reported in discontinued operations in the Company’s income statement is subject to change pending final determination of the working capital of IEX, transaction costs and other adjustments.
Statements of Operations
(6)	To reflect the elimination of the financial results of IEX and certain expenses incurred on behalf of IEX transferred to NICE in connection with the Disposition that are included in the historical consolidated financial statements of the Company.

(d)	Exhibits
          The following Exhibit 10.1 is filed, and the following Exhibit 99.1 is furnished, as a part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Stock Purchase Agreement dated as of April 27, 2006 between the Company and NICE-Systems Inc., as assignee of NICE-Systems Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 3, 2006)

99.1	Press Release dated July 12, 2006 of the Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec

Dated: July 12, 2006	By:	/s/ Franco Plastina

Franco Plastina
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 12, 2006 of the Company